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                            THE GLENMEDE FUND, INC.

                         Supplement dated June 26, 1997
                     to Prospectus dated February 27, 1997


         The following replaces the last paragraph under the heading "Investment Advisor" on page fifteen of the Prospectus:

         All investment decisions with respect to the Large Cap Value Portfolio are made by a team and no one person is responsible for making recommendations to that team.